Exhibit 99.1

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(In millions of U.S. dollars, except percentages)

FY 2025 FY 2024 FY 2023 Revenue $ 12,390.9 $ 9,646.0 $ 7,961.0 Net earnings 832.5 428.0 244.4 Earnings per share - diluted $ 7.16 $ 3.61 $ 2.03 W.A. # of shares (in millions), on a basic basis 115.3 118.1 120.1 W.A. # of shares (in millions), on a diluted basis 116.2 118.7 120.3 Actual # of shares o/s (in millions) as of period end 114.9 116.1 119.0 GAAP Earnings from operations $ 1,040.7 $ 599.3 $ 338.3 A s a perc ent age of revenue 8.4% 6.2% 4.2% Restructuring and other charges (recoveries) 29.7 19.4 12.1 Employee SBC expense 69.8 57.4 55.6 TRS FVAs (253.0) (91.0) - FCC Transitional ADJ - (1.3) (1.2) Amortization of intangible assets (excluding computer software) 39.8 38.8 36.8 Non-GAAP adjusted EBIAT $ 927.0 $ 622.6 $ 441.6 Non-GAAP adjusted operating margin 7.5% 6.5% 5.5% GAAP Net earnings $ 832.5 $ 428.0 $ 244.4 A s a perc ent age of revenue 6.7% 4.4% 3.1% Employee SBC expense 69.8 57.4 55.6 Amortization of intangible assets (excluding computer software) 39.8 38.8 36.8 Restructuring and other charges (recoveries) 29.7 19.4 12.1 IRS Transitional ADJ - - 9.0 Miscellaneous expense (income) 4.9 15.0 (46.6) TRS FVAs (253.0) (91.0) - FCC Transitional ADJ - (1.3) (1.2) Adjustments for taxes (20.5) (5.5) (14.3) Non-GAAP adjusted net earnings $ 703.2 $ 460.8 $ 295.8 A s a perc ent age of revenue 5.7% 4.8% 3.7% Non-GAAP adjusted earnings per share - diluted $ 6.05 $ 3.88 $ 2.46 GAAP Non-GAAP operating earnings (adjusted EBIAT) Non-GAAP adjusted net earnings and non-GAAP adjusted EPS (In millions of U.S. dollars, except percentages and per share amounts)

Q1 2026 Q2 2026 Q3 2026 YTD 2026 FY 2025 FY 2024 FY 2023 GAAP Earnings from operations $ 272.1 $ 458.3 $ 460.0 $ 1,190.4 $ 1,040.7 $ 599.3 $ 338.3 Multiplier to annualize earnings 4 4 4 1.333 1 1 1 Annualized GAAP earnings from operations $ 1,088.4 $ 1,833.2 $ 1,840.0 $ 1,586.8 $ 1,040.7 $ 599.3 $ 338.3 Average Net Invested Capital for the period $ 2,611.4 $ 2,786.6 $ 3,066.6 $ 2,839.0 $ 2,498.7 $ 2,292.4 $ 2,132.5 GAAP ROIC % 41.7% 65.8% 60.0% 55.9% 41.6% 26.1% 15.9% Non-GAAP adjusted EBIAT $ 325.2 $ 386.3 $ 496.1 $ 1,207.6 $ 927.0 $ 622.6 $ 441.6 Multiplier to annualize earnings 4 4 4 1.333 1 1 1 Annualized non-GAAP adjusted EBIAT $ 1,300.8 $ 1,545.2 $ 1,984.4 $ 1,609.7 $ 927.0 $ 622.6 $ 441.6 Average Net Invested Capital for the period $ 2,611.4 $ 2,786.6 $ 3,066.6 $ 2,839.0 $ 2,498.7 $ 2,292.4 $ 2,132.5 Non-GAAP adjusted ROIC % 49.8% 55.5% 64.7% 56.7% 37.1% 27.2% 20.7% Net invested capital consists of: Total assets $ 8,260.0 $ 9,787.6 $ 15,138.5 $ 15,138.5 $ 7,213.1 $ 5,988.2 $ 5,890.5 Less: cash (378.0) (535.7) (3,961.3) (3,961.3) (595.6) (423.3) (370.4) Less: ROU assets (operating and finance leases) (199.9) (218.5) (274.5) (274.5) (173.1) (180.8) (170.0) (5,021.7) (6,120.7) (7,682.3) (7,682.3) (3,882.0) (2,969.2) (3,168.4) Net invested capital at period end $ 2,660.4 $ 2,912.7 $ 3,220.4 $ 3,220.4 $ 2,562.4 $ 2,414.9 $ 2,181.7 Non-GAAP adjusted ROIC Less: accounts payable, accrued and other liabilities and provisions (excluding finance and operating lease liabilities) and income taxes payable (In millions of U.S. dollars, except percentages)

(In millions of U.S. dollars, except percentages) FY 2025 FY 2024 FY2023 GAAP tax expense $ 150.7 $ 104.2 $ 61.6 Earnings from operations 1,040.7 599.3 338.3 Finance costs (56.8) (57.0) (80.3) Interest income 4.2 4.9 1.4 Miscellaneous Income (Expense) (4.9) (15.0) 46.6 $ 983.2 $ 532.2 $ 306.0 GAAP effective tax rate1 15% 20% 20% Adjusted tax expense (non-GAAP) $ 171.2 $ 109.7 $ 75.9 Adjusted operating earnings (non-GAAP) 927.0 622.6 441.6 Finance costs (56.8) (57.0) (80.3) Interest income 4.2 4.9 1.4 IRS Transitional ADJ - - 9.0 $ 874.4 $ 570.5 $ 371.7 Adjusted effective tax rate (non-GAAP)2 20% 19% 20%

Celestica™

# 2026 INVESTOR & ANALYST DAY

October 27, 2026

# Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements, including, without limitation, those related to: strengthening demand in our businesses, demand environment and customer forecasts, our anticipated financial and/or operational results, guidance and outlook, including statements under the headings "Q3 2026 Highlights", "Fourth Quarter of 2026 (Q4 2026) Guidance", "2026 Annual Outlook Update," "2027 Annual Outlook and Long-Term Demand Update," and in the slides entitled "Q4 2026 Guidance", "Q4 2026 End Market Revenue Outlook", "2026 Annual Outlook", and in the sections entitled "Building the leading platforms for advanced AI infrastructure," "Strategically aligned to grow with AI leaders," "Connectivity & Cloud Solutions," "Networking: Market leadership in Ethernet networking," "Compute & Storage: Enabling market-leading custom ASIC platforms," "Advanced Technology Solutions," "Financial Outlook," including the slides entitled "2027 Financial Outlook," "Demand dynamics point to sustained multi-year growth," "Operating leverage expected to drive margin expansion," "Investing behind multi-year visibility on AI infrastructure demand," "Returns on capital driven by execution and strength of investments," "Financial framework supporting disciplined growth," "Capital allocation priorities aligned to enable multi-year growth plans," and including statements with respect to timelines referenced therein, expected revenue growth in 2026, 2027 and 2028, anticipated multi-year growth, non-GAAP operating margin and non-GAAP adjusted EPS, anticipated operating leverage, expected working capital investment, cash usage and free cash flow, the sufficiency of our liquidity, anticipated payback periods and adjusted ROIC, our growth plans and anticipated capacity requirements for 2027 and 2028, anticipated capital expenditures, our intention to launch a new NCIB and its anticipated terms, developments related to new customer or program wins and pursuits (including in data center power infrastructure), timing of production ramps, anticipated economic conditions, industry and market trends and projections, underlying market growth rates, customer demand, prospects and opportunities, and strategic initiatives. Such forward-looking statements may, without limitation, be preceded by, followed by, or include words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "continues," "projects," "target," "outlook," "goal," "guidance," "potential," "possible," "contemplate," "seek," "demand forecasts," or similar expressions, or may employ such future or conditional verbs as "may," "might," "will," "could," "should," or "would," or may otherwise be indicated as forward-looking statements by grammatical construction, phrasing or context. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995, where applicable, and for forward-looking information under applicable Canadian securities laws.

Forward-looking statements are provided to assist readers in understanding management's current expectations and plans relating to the future. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, including certain assumptions about: revenue growth and earnings in 2026, 2027 and 2028 (including continued strengthening of customer demand, close alignment with key customers on demand planning, sustained improvements in demand visibility, and continued strengthening of adjusted operating margins); our weighted average number of diluted shares outstanding and our adjusted effective tax rate in 2027 remaining generally consistent with current expectations; the amount and timing of our working capital investments, accelerating growth from our customer base, including our CCS customer base; demand levels across our businesses, including continued growth in demand from data center customers in 2026, 2027 and 2028; AI-driven demand continuing to drive foundry investment in new fab capacity, and continued strength in our markets, and the successful pursuit of data center power infrastructure opportunities; solid base business demand in our Aerospace & Defense and HealthTech businesses; successful execution and strength of investments continuing as expected; programs and production ramps, including multiple large new programs, occurring and progressing as anticipated in line with expected timelines, specifications, qualification requirements and production schedules, customer decisions, design changes, silicon and component availability, qualification outcomes, deployment timelines and priorities, constraints affecting data center development, construction, equipping or operation, and other technical, commercial, regulatory or supply-chain factors, and our expected role in such programs, including our 800G and 1.6T networking, and AI compute programs with data center customers; our role as a critical partner in enabling AI infrastructure at Hyperscale; HPS's ability to enable acceleration in design-led engagements; technology upgrade cycles; our ability to retain programs and customers; continuing operating leverage, improved utilization of new capacity, and improving mix; the impact of anticipated market conditions on our businesses; the reliability of third party market forecasts and customer indications of future demands and roadmaps, including with respect to data center infrastructure; continued advancement and commercialization of AI technologies and cloud computing; supporting sustained high levels of capital expenditure investments by leading hyperscaler, AI, and data center customers; our ability to develop new capabilities, including through our investments in specialized engineering teams; scaling of our operations to meet the anticipated growth in customer demand; the successful recruitment and retention of skilled talent; capital investments proceeding as anticipated and phased in line with customer deployment schedules, including timely completion of construction and operationalization of assets, securing required materials, utilities, and equipment for our expansion plans; our new capacity supporting advanced L11 integration for scale deployment of liquid-cooled AI racks; our ability to secure adequate component and materials supply; alignment of our capacity with our business demands; the level and timing of working capital required to support incremental revenue, and the eventual normalization of our growth rate; the economy; our customers; our suppliers; tax and interest rates; no material changes to tariffs, trade restrictions, customs administration, and any continuing or retaliatory tariff measures, compared to what are in effect as of October 26, 2026; that our customers will continue to retain liability for and we will continue to be able to recover substantially all costs from customers relating to product/component tariffs and countermeasures; no material changes in business activities resulting from current macroeconomic trends and uncertainties, including evolving global tariffs, trade negotiations, and geopolitical conflicts; our ability to achieve our strategic goals; the availability of cash from operations, cash on hand (including the net proceeds of our recent public offering) and our credit facilities to fund planned capital investments and working capital requirements without the need for additional capital; the availability of capital resources for, and the permissibility under our credit facility of, repurchases of outstanding common shares under our current NCIB, acceptance of a new NCIB and compliance with applicable laws and regulations pertaining to NCIBs; no unforeseen adverse changes in regulatory, environment or government policies (including export controls, moratoriums and other AI-related measures), as well as other market, financial and operational assumptions. Readers are cautioned that such information may not be appropriate for other purposes. Readers should not place undue reliance on such forward-looking information.

Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including, among others, risks related to: changing customer capacity roadmaps for 2026, 2027, 2028 and beyond; realization of the long-term demand outlook; customer and segment concentration; reduction in customer revenue; erosion in customer market competitiveness; changes in revenue mix and margins; our ability to achieve anticipated operating leverage; uncertain market, industry, political and economic conditions; changes in the level or timing of foundry investment spend; changes in government defense spending; changes in demand for, or regulatory requirements applicable to, our products and our customers' products; our ability to convert early-stage pursuits, including in data center power infrastructure, into program wins; customer requests to transfer manufacturing of products from one facility to another; changes to policies or legislation; operational challenges (including inventory management, supply chain constraints, and components, materials or supply shortages); volatility in energy and commodity prices; program ramps not progressing as anticipated; the cyclical nature and/or volatility of certain of our businesses; talent management and inefficient employee utilization, including recruiting, training and retaining sufficient qualified personnel in required jurisdictions and within required timeframes; our expansion plans or consolidation of our operations; planned capital expenditures to support anticipated growth in customer demand, and our ability to achieve anticipated returns on, and payback periods for, such investments; competition risk from evolving AI technologies, including lower-cost/open-source AI models; energy, power and water constraints in the data center ecosystem; evolving regulatory and government policies (including export controls, moratoriums and other AI-related measures) that increase our customers' costs or restrict their AI activities, cash flow, revenue, and operating results; working capital requirements and liquidity; tax and interest rates variability; technology and IT disruption; increasing legal, tax and regulatory complexity and uncertainty (including in relation to our or our customers' businesses); integrating and achieving the anticipated benefits from acquisitions; and the potential adverse impacts of events outside of our control.

For more exhaustive information on the foregoing and other material risks, uncertainties and assumptions, readers should refer to our public filings at www.sedarplus.ca and www.sec.gov, including in our most recent Management's Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with, or furnished to, the U.S. Securities and Exchange Commission, and the Canadian Securities Administrators, as applicable.

Forward-looking statements speak only as of the date on which they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by applicable law.

All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

## Note Regarding Non-GAAP Financial Measures

In addition to disclosing detailed operating results in accordance with Generally Accepted Accounting Principles (GAAP), this presentation refers to non-GAAP financial measures (including ratios) in evaluating the Company's operating performance. Management uses adjusted net earnings and other non-GAAP financial measures to assess operating performance, financial leverage and the effective use and allocation of resources; to provide more normalized period-to-period comparisons of operating results; to enhance investors' understanding of the core operating results of Celestica's business; and to set management incentive targets. We believe investors use both GAAP and non-GAAP financial measures to assess management's decisions associated with our priorities and capital allocation, as well as to analyze how our business operates in, or responds to, macroeconomic trends or other events that impact our core operations. See the Appendix for, among other things, definitions and uses of non-GAAP financial measures (including ratios based on non-GAAP financial measures) set forth in this presentation and a reconciliation of these non-GAAP financial measures (or, in the case of ratios, the non-GAAP financial measure used in calculating such ratios) to the most directly comparable GAAP financial measures.

Non-GAAP financial measures do not have any standardized meaning prescribed by GAAP and may not be comparable to similar measures presented by other public companies that report under GAAP and use non-GAAP financial measures to describe similar operating metrics.

Non-GAAP financial measures are not measures of performance under GAAP and should not be considered in isolation or as a substitute for any GAAP financial measure. We do not provide reconciliations for forward-looking non-GAAP financial measures, as the items that we exclude from GAAP to calculate the comparable non-GAAP measure are dependent on future events that cannot be reliably predicted by management and are not part of our routine operating activities. We are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty in predicting the occurrence, the financial impact and the periods in which the adjustments may be recognized. The occurrence, timing and amount of any of the items excluded from GAAP to calculate non-GAAP could significantly impact our forward-looking GAAP results. Forward-looking non-GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Outlook reflects management's expectations as of the date provided and will only be updated through a public announcement.

## Currency

Unless otherwise specified, all references to dollars in this presentation are to U.S. dollars.

Celestica™

# Building the leading platforms for advanced AI infrastructure



Rob Mionis

Chair of the Board and
Chief Executive Officer

# Key pillars enabling long-term value creation

**DIFFERENTIATION**

Accelerating market advancements as critical launch partner on next-generation platforms

**GROWTH**

Industry-leading positions in AI data center technologies with exceptionally strong secular growth tailwinds

**VISIBILITY**

Investments supported by multi-generational engagements & enhanced demand visibility

**DISCIPLINE**

Disciplined investment strategy & sustained earnings growth create long-term value

Strategy, capabilities & market tailwinds coalescing to support long-term value creation

# Growth and efficiency are driving accelerating earnings

## Revenue ($B)


38%
CAGR1
8.0
9.6
12.4
21.0
2023
2024
2025
2026E

## EPS ($)


67%
CAGR1
GAAP EPS
Non-GAAP Adjusted EPS
2.03
2.46
3.61
3.88
7.16
6.05
11.55
2023
2024
2025
2026E

Note: See "Cautionary Note Regarding Forward-Looking Statements" and "Note Regarding Non-GAAP Financial Measures" on slide 2.
1. 2023 to 2026E.

# Why Celestica wins: system-level design & manufacturing delivered at Hyperscale

**DESIGN & TECHNOLOGY LEADERSHIP** | **OPERATIONAL EXECUTION**

↓ ENABLED BY CORE STRATEGIC COMPETENCIES ↓

**Design** | **Commercialization** | **Scale**

↓ DRIVING CUSTOMER SUCCESS ↓

Speed-to-market | Quality | Cost optimization | Reliability

# Differentiated by leading-edge design & engineering capabilities

Celestica

DESIGN | COMMERCIALIZE | SCALE

## R&D + DESIGN

↓ SYSTEM-LEVEL APPROACH ↓

**Capabilities** addressing intersection of **networking, AI compute & storage**

**Collaborative approach** to R&D and Joint Design & Manufacturing (JDM) with customers and silicon partners

## CUSTOMIZATION-FOR-OPTIMIZATION

↓ ENABLES ↓

**Lower total cost of ownership (TCO)**

Superior price-to-performance via **tailored AI systems**

Supply chain & vendor **diversification**

Customization enabling lower TCO and superior price-to-performance for AI systems

# Unlocking seamless commercialization through JDM


Design-for-manufacturability (DFM)
Addressing key manufacturing process challenges
NPI[1] to mass production hand-off

JDM model allows **seamless hand-off** between NPI and manufacturing

**Vertically integrated** leading-edge design & advanced manufacturing capabilities

**Trusted JDM launch partner** for the most complex, leading-gen platforms

**Vertically integrated JDM model addresses critical bridge between design & scale manufacturing**

1. New Product Introduction.

# Operational excellence at scale is a key differentiator

Celestica

DESIGN | COMMERCIALIZE | **SCALE**

**Advanced Manufacturing** — Best-in-class execution and global network enable **scale** and **geographic diversification**

**Stewardship Culture** — **End-to-end ownership** of complex design and manufacturing to final test and delivery

**Excellence Framework** — **Celestica Operating System** drives **quality and reliability** for complex solutions at scale

Differentiated by relentlessly addressing operational challenges and enabling execution at scale

# Investing to enable long-term growth with our customers

Celestica

## GLOBAL EXPANSION PROJECTS

**Investing in North America to support AI demand**

- Significant growth in US capacity and capabilities at **multiple Texas sites**
- Upgrades at our **Monterrey, Mexico** campus

**Continued growth at key production hubs in Asia**

- Expanding **flagship Thailand campus**
- Investing to support new programs in **Japan and Malaysia**

Expanding global **R&D site network** in the US and Asia

Capacity | Capabilities | Power

**40+** sites across **16** countries



Investments across our global network enabling us to grow with our customers

# Investing in automation to drive efficiencies at scale






**TARGETED INVESTMENTS IN AUTOMATED MANUFACTURING LINES**

**Supporting leading-edge networking & compute trays**

**Automation for rack-scale assembly**

# Celestica's vertically integrated capabilities deliver leading-edge customized solutions for AI data centers

EMS

## Celestica's Differentiated Model

1. System-level design capabilities
2. Modular HPS IP building blocks
3. Customized lifecycle solutions from development-to-deployment
4. Full SONiC software stack with customization
5. Enabling flexibility with open vendor ecosystems

OEM

**Preferred AI infrastructure launch partner with multi-generational platform alignment**

# Strategically aligned to grow with AI leaders



Mandeep Chawla

Group President,
Global Markets



# Unprecedented demand is driving extended visibility and deeper alignment with customers

Celestica™

### AI Investment Supercycle

Hyperscalers & Frontier AI Labs continue significant investments

### Capacity & Supply Chain

Customer demand outstripping industry capacity through multi-year horizons

### Design-Led Programs

JDM embeds Celestica at the PoC[1] and development phase

### Extended Visibility & Alignment

Extended forecast horizons de-risk capacity planning and key supplier allocations

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.
1. Proof of Concept.

# AI infrastructure investment forecasted to exceed $3T by 2030

## Global Data Center Capex[1]


$1.9T
TAM Growth[2]
$3.1T
$1.2T
Top 4 US Hyperscalers
& Frontier AI Labs
Expected 2/3rd of TAM by 2030
Other
2026
2027
2028
2029
2030

- Rapidly growing usage of AI applications and development of more advanced models
- Global AI compute capacity remains heavily constrained
- Hyperscalers undertaking long-term planning cycles with ecosystem partners

**AI-driven capex on data center infrastructure has multi-year growth runway ahead**

1. Dell'Oro Group forecasts.
2. 2026 to 2030.

# Enabling industry's early adopters of leading-edge solutions

Celestica

## HYPERSCALERS & FRONTIER AI LABS

| Requirements | Profile | Dynamics |
| --- | --- | --- |
| Upgrade Cycles | Short | Fastest refresh cycles in the industry |
| Performance & Technology | Leading-Edge | Earliest adopters of high-performance infrastructure |
| Customization | High | Unique hardware needs for specialized AI workloads |
| Scale | High | Large scale deployments supporting lower TCO |
| Engineering Collaboration | High | Design collaboration across networking & AI compute hardware |

**Celestica supporting unique needs of high-performance, custom AI infrastructure**

# System-level design capabilities built on addressing complexity

Celestica's HPS foundation in networking supports evolution into designing AI compute, racks and full AI systems



System
Rack
Compute
Networking
Software

Complexity and role of networking enables opportunity to move into designing other areas of the system

**Networking expertise is foundational to designing system-level AI solutions**

# Critical partner in enabling AI infrastructure at Hyperscale

Celestica

## Celestica Hyperscaler Revenue ($B)



71%
CAGR[1]
5x
2.9
62%
of CCS
2023
4.8
74%
of CCS
2024
7.1
77%
of CCS
2025
14.4
83%
of CCS
2026E

## Key Success Factors for Hyperscalers

- **Speed-to-market**: Vital for earliest adopters on leading-edge as upgrade cycles accelerate
- **Scale**: Supports growing customer base and lowers marginal cost of compute
- **Customization-for-optimization**: Co-designed, bespoke solutions tailored to enable specific AI workloads

**Core competencies support the most technically demanding AI platforms at scale**

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.
1. 2023 to 2026E.

# Diversified customer and ecosystem partner base

Celestica

HYPERSCALERS

FRONTIER AI LABS

SILICON PARTNERS

Celestica is a trusted partner for the world's largest AI infrastructure deployments

Celestica™

# Connectivity & Cloud Solutions



Steven Dorwart

President,
Connectivity & Cloud Solutions



# Connectivity & Cloud Solutions

$17.4B 2026E CCS Revenue (+89% YTY) | 8.8% 2026E CCS Segment Margin (+60bps YTY)

## CCS Revenue ($B)


55%
CAGR[1]
~4x
4.6
6.5
9.2
17.4
2023
2024
2025
2026E

## Revenue by End Market & Solution ($B)[2]


Networking
11.8
HPS Portfolio
8.5
2026E
Compute & Storage
5.6

**CCS portfolio seeing significant growth and segment margin expansion**

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2 and "Segment Income and Margin" in the Appendix.

1. 2023 to 2026E.
2. Effective Q3 2026, our Communications end market was renamed Networking and our Enterprise end market was renamed Compute & Storage. The update was a change in naming convention only.

# HPS enabling acceleration in design-led engagements

Celestica

**HPS Revenue ($B)**



70%
CAGR[1]
~5x
1.7
2.8
5.0
8.5
2023
2024
2025
2026E

R&D Spend $61M → >3x → $200M+

**INVESTING IN DESIGN ENGINEERING**

**2,000+**
2027E HPS Engineering Headcount Target

**$300M+**
2027E R&D Investment Target

**9**
Global Design Centers

**NETWORKING | SOFTWARE | COMPUTE | RACK-SCALE**

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.
1. 2023 to 2026E.

# Celestica's R&D strategy de-risks design timelines and accelerates speed-to-market

Celestica

**1 EXPLORE**

Developing PoCs & new design capabilities to enable emerging standards and silicon



**2 EVALUATE**

Disciplined filtering to strategically invest in new technologies

**3 INDUSTRIALIZE**

Translating designs & refining manufacturing capabilities for productization phase

**4 MARKET-READY**

Building market-ready HPS solutions ahead of JDM customer engagements

# Positioned to support evolving technologies in AI data centers

Celestica

**Fundamental developments in AI data center technologies driving need for customized solutions**


1
2
3

1. Proliferation of specialized silicon options
2. Greater customization of compute & networking architectures
3. Faster upgrade cycles

**Celestica is strategically investing in the underlying technologies and manufacturing capabilities to enable a greater diversity of bespoke solutions**

# Investing in R&D to tackle today's foundational technical challenges in leading-edge AI systems

Celestica



| KEY CHALLENGE | TECHNICAL INVESTMENT AREAS |
|---|---|
| Full System | Rack-scale and multi-rack systems design and integration |
| Optics | Integration into networking & compute trays (CPO[1], NPO[2]); New connector form factors (XPO[3]); Optical backplanes |
| Signal Integrity | Designs moving to 400G-class SerDes (3.2T); Next-generation PCB design |
| Power | Move to 800V distribution architecture; Racks moving to 500kW+ |
| Thermal | Rack-level and two-phase liquid cooling; Liquid cooling for components including optics & memory |

**Celestica's targeted R&D builds advanced capabilities, providing optimized solutions that accelerate next-generation platform deployment**

1. Co-Packaged Optics.
2. Near-Packaged Optics.
3. eXtra-Dense Pluggable Optics.

# Networking

## Market leadership in Ethernet networking



# Our Networking portfolio

**$11.8B 2026E Networking Revenue (+66% YTY)**

## Revenue by Technology ($B)


Networking
Optical & Other
6.1
1.0
10.6
1.2
2025
2026E

- Very strong momentum expected to continue in 2027
  - **1.6T** Ramps to significantly accelerate
  - **800G** Very strong growth to continue
  - **400G** Expected to remain stable year-over-year
- Scale-Up Ethernet driving accelerating 1.6T demand
- Broadening portfolio of customers, products & supported ecosystems
  - Supporting Hyperscalers on Scale-Up for AMD Helios™

**1.6T and Scale-Up expected to drive significant growth in our Ethernet networking business**

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.

# Celestica's leading-edge 1.6T Ethernet networking portfolio

Celestica



## DS6001

1.6T Data Center
Scale-Out Switch

Energy efficient hybrid cooling

2OU rack density within 21-inch OCP ORv3 rack for maximum performance

Software capabilities for AI transport in the data center through SONiC



## DS6010

1.6T Data Center
Scale-Up Switch

Native AMD Helios™ integration

Powered by dual Broadcom Tomahawk® 6 delivering 204.8 Tbps

Enables efficient GPU cluster scaling while minimizing AI training latency



## DS6005

1.6T Data Center
CPO Switch

Up to 102.4Tbps of switching capacity based on Broadcom Tomahawk® 6 – Davisson silicon

Compact 1.5OU form factor designed for OCP ORv3 rack deployments

Fully liquid-cooled platform designed to support high-density AI networking

# Celestica's Ethernet networking solutions in AI data centers


1.6T
800G · 1.6T
800G · 1.6T
400G · 800G
SCALE-UP
SCALE-OUT
SCALE-ACROSS
XPU-to-XPU within a node or rack
Rack-to-rack across the AI cluster
Cluster-to-cluster across data centers
AI systems for enterprise and cloud
BACK-END
FRONT-END

– Majority of Celestica's deployments are for Back-End AI networks utilizing high-bandwidth port speeds –

# Evolution of Ethernet networking driving proliferation of interconnect solutions & product roadmaps

Celestica

| | To Date | Today & Looking Ahead |
|---|---|---|
| Leading-Edge Bandwidths Deployed | 400G → 800G | 1.6T → 3.2T |
| Ethernet in AI Networks | Scale-Out<br>Scale-Across | Scale-Up<br>Scale-Out<br>Scale-Across |
| Approaches to Optics and Connectivity | Copper & Traditional Pluggables | Copper & Traditional Pluggables<br>High-Density Pluggables: XPO<br>Integrated Optics: NPO & CPO |

# Celestica's networking portfolio is indexed to the fastest growing segment of the market

Celestica

## Data Center Ethernet Networking TAM[1]



>7x
800G+ TAM[2]
$173B
$44B
3.2 Tbps
1.6 Tbps
800 Gbps
400 Gbps
<400 Gbps
2026
2027
2028
2029
2030

- Current 1.6T and eventual 3.2T **upgrade cycles expected to significantly increase TAM**
- **Back-End forecasted to remain fastest growing segment,** driven by advanced AI workloads
- **Celestica indexed to leading-gen** via Hyperscaler and Frontier AI Lab customers

1. Dell'Oro Group forecasts.
2. 2026 to 2030.

# Scale-Up builds on Celestica's share leadership in Back-End AI Ethernet networking

**Data Center Ethernet Networking TAM ($B)[1]**


Scale-Up (Back-End)
Scale-Out (Back-End)
Front-End
173
55
84
34
44
1
20
23
2026
2030

- Scale-Up expected to be **40% of Back-End** and **32% of total data center Ethernet** switch demand by 2030[1]
- **Highest and fastest-growing port attach rates** as Scale-Up fabrics connect increasing numbers of AI accelerators
- **Highly customized form factors** optimized for specific compute architectures
- Prioritizes **low-latency and highest bandwidth**

**Scale-Up Ethernet adoption presents opportunity to build on our leading share in data center networking**

1. Dell'Oro Group forecasts.

# Celestica's Scale-Up switches powering AMD Helios™ racks


"HELIOS"



## Celestica DS6010 in AMD Helios™

Scaling Up 72 AMD Instinct™ MI455X GPUs within a rack

Dual-chipset design powered by Broadcom Tomahawk® 6

Open fabrics scaling AI; Enabled by UALink™ over Ethernet

**Celestica's Scale-Up solution to support Hyperscalers and Frontier AI Labs deploying AMD Helios™**

Collaboration leverages Celestica's leading-edge networking proof points and JDM model

**Enabling speed-to-market at Hyperscale volumes for AMD Helios™ customers**

# Celestica is positioned to support the evolution of optics in Ethernet switching

**EVOLUTION OF OPTICAL INTERCONNECT IN ETHERNET SWITCHING**


Traditional Pluggables
High-Density Pluggables (XPO)
Integrated Optics (CPO, NPO)

**OUR VIEW**

Broader CPO adoption expected at 3.2T

Pluggables and integrated solutions to co-exist long-term for various use cases

CPO manufacturing is highly complex; building early proof points imperative

Copper and traditional pluggables are reaching the limits of signal integrity, density and power consumption, driving advancements in optical interconnect

# Hyperscaler CPO win validates leadership in next-gen integrated optics designs

Celestica

## CELESTICA INVESTING FOR MARKET-READINESS

**DS6005**
1.6T Data Center CPO Switch



R&D and PoC investments **ahead of the technology adoption curve**

Critical optical manufacturing & test capabilities and clean room capacity to **enable deployment at scale**

## JDM AWARD WITH HYPERSCALER FOR 1.6T ETHERNET CPO SWITCH

Co-designed leveraging Celestica's HPS IP framework

Integrated rack-scale solution

Production expected to begin late 2027

**Early investments in integrated optics roadmaps to maintain technology leadership in Ethernet networking**

# Market leader in Ethernet switch deployments at Hyperscale volumes


Ethernet Switch Revenue at Top 4 Hyperscalers & Frontier AI Labs
$2B
$0B
Celestica
US OEM A
Taiwan ODM
US Merchant Semi
US OEM B
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26

## Celestica is the largest provider of high-bandwidth and custom Ethernet switches

**31%**
800G+ Ethernet Revenue Share[2,3]

**44%**
800G+ Ethernet Port Share[2,3]

**58%**
Custom Ethernet Switch Revenue Share[2,3]

1. Dell'Oro Group data.
2. 650 Group data.
3. TTM as of Q2'26.

Celestica™

# Compute & Storage

## Enabling market-leading custom ASIC platforms



# Our Compute & Storage portfolio

**$5.6B 2026E Compute & Storage Revenue (+170% YTY)**


Revenue by Technology ($B)
Server
Storage
1.5
0.6
4.0
1.6
2025
2026E

- Continuing multi-generational engagement supporting Hyperscaler AI compute
  - Mass production ramps of next-gen expected in 2027
- HPS rack-scale program for OpenAI Jalapeño accelerator
  - Production ramp expected to begin in 2027
- Storage revenue to see solid growth

**Supporting growing customer base on leading-edge custom ASIC platforms**

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.

# Supporting the leading custom ASIC platforms with hyper-growth tailwinds

Custom ASIC TAM ($B)[1]


434
61
2026
2030

**>7x**
TAM Growth[2]

**64%**
Custom ASIC CAGR[2]

vs.

**28%**
Merchant GPU CAGR[2]

**Custom ASIC TAM forecasts have grown considerably**

- Successful proof points of mature, multi-gen ASIC platforms
- Declining barriers to new silicon development
- Push for workload specificity and price-to-performance
- Enables diversity of silicon and systems vendors

**Reflective of drive towards "Customization-for-Optimization" across the AI data center infrastructure stack**

- Creates downstream need for more bespoke networking and rack-level solutions

1. 650 Group forecasts.
2. 2026 to 2030.

# Technology partner for OpenAI's Jalapeño architecture

OpenAI BROADCOM

Celestica

**Design** — HPS rack-scale solution for Jalapeño ASIC with customized SONiC

**Deployment** — Production ramp planned in 2027

**Future** — Multi-generational engagement

**Rack-scale platform powered by:**

**128 OpenAI Jalapeño ASICs**



+

**Broadcom Tomahawk® 6**





Celestica is supporting OpenAI's multi-generational, multi-gigawatt plans for its custom silicon-powered AI architecture

Celestica™

2026 INVESTOR & ANALYST DAY

# Advanced Technology Solutions



**Todd Cooper**

President,
Advanced Technology Solutions



# Advanced Technology Solutions

$3.6B 2026E ATS Revenue (+13% YTY) | 6.4% 2026E ATS Segment Margin (+110bps YTY)

## Revenue by End Market ($B)



A&D
0.9
Capital
Equipment
1.0
2026E
HealthTech
0.3
Industrial
1.4

## Segment Margin



+170bps[1]
4.7%
4.6%
5.3%
6.4%
2023
2024
2025
2026E

Driving sustainable revenue growth and profitability improvements

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2 and "Segment Income and Margin" in the Appendix.
1. 2023 to 2026E.

# Diversified portfolio positioned for sustainable growth

Celestica

**Expect ATS revenue to grow ~10% in 2027E**

## CAPITAL EQUIPMENT

- ✓ Strong AI-driven demand driving investments in new ramping fab capacity
- ✓ Market share gains at leading WFE[1] customers

## INDUSTRIAL

- ✓ Returning to growth on improving macro trends
- ✓ Early pursuits in DC power infrastructure

## AEROSPACE & DEFENSE

- ✓ Continuing to build commercial aero portfolio
- ✓ Solid US / EU defense spend driving growth

## HEALTHTECH

- ✓ Major program ramps executing on plan
- ✓ Solid pipeline of opportunities

**Market tailwinds & new program wins underpinning revenue growth outlook in 2027**

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.
1. Wafer Fab Equipment.

# ATS strategy driving sustainable growth and margin expansion

Celestica

**Growth & Profitability**
- Generate high-quality, sustainable revenue growth over the long-term
- Margin improvements from mix and greater leverage

**Engineering-Led**
- Driving more engineering-led wins and services
- Strategic expansion of design capabilities

**Strategic Customer Focus**
- Diversified customer base prioritizing proven industry leaders
- Selective engagements with potential growth customers

**Leveraging engineering capabilities and targeted portfolio strategy to drive strong margins and sustainable growth**

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.

Celestica™

2026 INVESTOR & ANALYST DAY



# Financial Outlook



Todd Ankenmann

Chief Financial Officer

# 2027 Financial Outlook

Celestica

| | 2026E | 2027E | YTY |
|---|---|---|---|
| Revenue | $21.0B | **$40.0B** | **+90%** |
| Non-GAAP Operating Margin | 8.4% | **9.0%** | **+60bps** |
| Non-GAAP Adjusted EPS[1] | $11.55 | **$21.50** | **+86%** |
| Capex[2] | ~$1B | **$1.5B-$2.0B** | **+75%** |

**2027E ASSUMPTIONS**

- **CCS Revenue:** ~110% growth
- **ATS Revenue:** ~10% growth
- Non-GAAP Adjusted Effective Tax Rate of ~21%

## Strong demand and execution expected to drive significant acceleration in 2027

1. Accounts for estimated impact of August 2026 public offering. Assumes ~120M and ~127M diluted weighted average shares outstanding for 2026 and 2027, respectively.
2. YTY growth rate relative to the midpoint of the outlook range.

Note: See "Cautionary Note Regarding Forward-Looking Statements" and "Note Regarding Non-GAAP Financial Measures" on slide 2. Outlook reflects management's expectations as of the date provided and will only be updated through a public announcement. We do not provide reconciliations for our forward-looking non-GAAP financial measures, as we are unable to reasonably estimate the items that we exclude from GAAP to calculate comparable non-GAAP measures without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various events that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact the most directly comparable forward-looking GAAP financial measure. For these same reasons, we are unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures may vary materially from the corresponding GAAP financial measures.

# Demand dynamics point to sustained multi-year growth

Celestica

**2028 customer demand meaningfully higher than our 2027 revenue outlook**

High conviction in our capex investments

Anchor customers aligned on multi-year capacity plans and volume forecasts

Demand expected to continue to challenge limits of supply chain

**Networking**
- 1.6T portfolio expected to continue growth
- Next-gen upgrades have been additive to demand to date

**AI Compute**
- Custom ASIC deployments expected to continue to grow
- Proliferation of silicon options supports future opportunities

**New Opportunities**
- Large funnel of next-gen leads with existing customers
- New customer opportunities

**Demand visibility continues to support confidence in sustainability of multi-year growth**

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.

# Operating leverage expected to drive margin expansion



Operating Margin
GAAP Operating Margin
Non-GAAP Adjusted Operating Margin
4.2%
5.5%
8.4%
9.0%
2023
2026E
2027E

**CONSISTENT OPERATING MARGIN EXPANSION**

Expected revenue growth provides runway to **enable further operating leverage**

**Scale** is enabling more robust operating profitability, **independent of mix**

**Non-GAAP adjusted gross profit dollars** have consistently grown faster than fixed costs

**Greater scale enabling higher and more resilient margins**

Note: See "Cautionary Note Regarding Forward-Looking Statements" and "Note Regarding Non-GAAP Financial Measures" on slide 2.

# Investing behind multi-year visibility on AI infrastructure demand

**Higher capex supporting inflecting revenue growth**

Awarded Programs | Multi-Year Demand | Attractive Returns


Revenue Growth
Capex as a % of revenue
10%
21%
28%
69%
90%
1.6%
1.8%
1.6%
4.8%
4.4%
2023
2024
2025
2026E
2027E1

Expect 2027 Non-GAAP FCF **net use of funds**

Working capital investment and capital expenditures **to support unprecedented growth**

**Strong balance sheet** supported by **$5.7B** of total liquidity[2], including **$4.0B** cash & cash equivalents

Note: See "Cautionary Note Regarding Forward-Looking Statements" and "Note Regarding Non-GAAP Financial Measures" on slide 2.
1. At the midpoint of the capex outlook range.
2. Total liquidity is defined as cash and cash equivalents as of September 30, 2026 plus the total availability under Celestica's Revolver.

# Returns on capital driven by execution and strength of investments



Return on Invested Capital
GAAP ROIC%
Non-GAAP Adjusted ROIC%
16%
21%
26%
27%
42%
37%
56%
57%
2023
2024
2025
2026 YTD

- Return on capital and payback are **key metrics** for evaluating risk thresholds for new projects
- Investments have **high turnover** and **fast conversion to revenue and profit generation**
- Expect to continue to generate non-GAAP adjusted ROIC% **well above historical levels**

**Structurally higher non-GAAP adjusted ROIC% supported by disciplined growth and capital stewardship**

Note: See "Cautionary Note Regarding Forward-Looking Statements" and "Note Regarding Non-GAAP Financial Measures" on slide 2.

# Financial framework supporting disciplined growth

Celestica

Financial growth framework focused on driving
**long-term non-GAAP adjusted EPS growth**

WITH STRATEGIC FILTERS FOR

**Disciplined Revenue Growth**
Selective on programs and customers that align with competitive advantages and strategy

**Profitability**
Sustainability of non-GAAP adjusted operating margin

**Returns on Capital**
Non-GAAP adjusted ROIC% a key metric for assessing new investments and performance

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.

# Capital allocation priorities aligned to enable multi-year growth plans



**Strong and Flexible Balance Sheet**
Managing balance sheet with investment grade discipline

**Organic Investments**
Supporting organic growth through investments in talent, capex and working capital

**M&A**
To be leveraged opportunistically to accelerate strategic roadmaps

**Return of Capital**
Continue opportunistic approach to share buybacks

Note: See "Cautionary Note Regarding Forward-Looking Statements" on slide 2.



# Closing Remarks



Rob Mionis

Chair of the Board and
Chief Executive Officer

# Uniquely positioned to deliver value through multi-year AI infrastructure supercycle

Celestica

## DIFFERENTIATION

Accelerating market advancements as critical launch partner on next-generation platforms

## GROWTH

Industry-leading positions in AI data center technologies with exceptionally strong secular growth tailwinds

## VISIBILITY

Investments supported by multi-generational engagements & enhanced demand visibility

## DISCIPLINE

Disciplined investment strategy & sustained earnings growth create long-term value

**Strategy, capabilities & market tailwinds coalescing to support long-term value creation**

# Management on today's call for Q&A



**Rob Mionis**

Chair of the Board and Chief Executive Officer



**Mandeep Chawla**

Group President, Global Markets



**Todd Ankenmann**

Chief Financial Officer



**Steven Dorwart**

President, Connectivity & Cloud Solutions



**Todd Cooper**

President, Advanced Technology Solutions



**Gavin Cato**

Senior Vice President, CCS Engineering

# Q&A



Celestica™



# 2026 INVESTOR & ANALYST DAY

October 27, 2026

# Appendix



# Segment Income and Margin

**(In millions of U.S. dollars, except percentages)**

**Revenue by segment:**

| | Year ended December 31 | | | | | |
|---|---|---|---|---|---|---|
| | 2025 | | 2024 | | 2023 | |
| | | % of Total | | % of Total | | % of Total |
| ATS | $ 3,202.4 | 26% | $ 3,155.5 | 33% | $ 3,319.8 | 42% |
| CCS | | | | | | |
| Networking | $ 7,126.4 | 57% | $ 3,946.7 | 41% | $ 2,675.6 | 33% |
| Compute & Storage | 2,062.1 | 17% | 2,543.8 | 26% | 1,965.6 | 25% |
| | $ 9,188.5 | 74% | $ 6,490.5 | 67% | $ 4,641.2 | 58% |
| Total revenue | $12,390.9 | | $ 9,646.0 | | $ 7,961.0 | |

**Segment Costs by segment:**

| | Year ended December 31 | | |
|---|---|---|---|
| | 2025 | 2024 | 2023 |
| ATS cost of sales | $ 2,876.1 | $ 2,894.9 | $ 3,044.3 |
| ATS other Segment Costs | 157.2 | 116.5 | 120.5 |
| CCS cost of sales | 8,099.8 | 5,732.1 | 4,136.4 |
| CCS other Segment Costs | 330.8 | 279.9 | 218.2 |
| Total Segment Costs | $ 11,463.9 | $ 9,023.4 | $ 7,519.4 |

**Segment income, segment margin, and reconciliation of segment income to earnings before income taxes:**

| | Year ended December 31 | | | | | |
|---|---|---|---|---|---|---|
| | 2025 | | 2024 | | 2023 | |
| | | Segment Margin | | Segment Margin | | Segment Margin |
| ATS segment income and margin | $ 169.1 | 5.3% | $ 144.1 | 4.6% | $ 155.0 | 4.7% |
| CCS segment income and margin | 757.9 | 8.2% | 478.5 | 7.4% | 286.6 | 6.2% |
| Total segment income | $ 927.0 | | $ 622.6 | | $ 441.6 | |
| Reconciling items: | | | | | | |
| Finance costs | 56.8 | | 57.0 | | 80.3 | |
| Interest income | (4.2) | | (4.9) | | (1.4) | |
| Miscellaneous expense (income) | 4.9 | | 15.0 | | (46.6) | |
| FCC Transitional ADJ: (gains) | — | | (1.3) | | (1.2) | |
| Employee SBC expense | 69.8 | | 57.4 | | 55.6 | |
| TRS FVAs (gains) | (253.0) | | (91.0) | | — | |
| Amortization of intangible assets (excluding computer software) | 39.8 | | 38.8 | | 36.8 | |
| Restructuring and other charges, net of recoveries | 29.7 | | 19.4 | | 12.1 | |
| Earnings before income taxes | $ 983.2 | | $ 532.2 | | $ 306.0 | |

Note: Segment margin is segment income as a percentage of segment revenue. Segment income is defined as a segment's revenue less its cost of sales and its allocatable portion of SG&A expenses and research and development expenses. Segment income excludes Miscellaneous Expense (Income), FCC Transitional ADJ, employee SBC expense, TRS FVAs, amortization of intangible assets (excluding computer software), restructuring and other charges (recoveries) (each defined on slides 60 and 61) and finance costs, net of interest income.

# Non-GAAP Financial Measures

Celestica™

The non-GAAP financial measures included in this presentation are: adjusted operating earnings (or adjusted EBIAT), adjusted operating margin (adjusted operating earnings or adjusted EBIAT as a percentage of revenue), adjusted net earnings, adjusted earnings per share (EPS), adjusted return on invested capital (ROIC), free cash flow (FCF), adjusted tax expense and adjusted effective tax rate, which are further described in the tables in the following slides. As used herein, "Q1," "Q2," "Q3," and "Q4" followed by a year refers to the first quarter, second quarter, third quarter and fourth quarter of such year, respectively. The nine-month period ended September 30, 2026, is referred to herein as "YTD 2026." The twelve-month periods ended December 31, 2025, December 31, 2024, and December 31, 2023, are referred to herein as "FY 2025," "FY 2024," and "FY 2023," respectively.

We believe the non-GAAP financial measures herein enable investors to evaluate and compare our results from operations by excluding specific items that we do not consider to be reflective of our core operations, to evaluate cash resources that we generate from our business each period, to analyze operating results using the same measures our chief operating decision maker uses to measure performance, and to help compare our results with those of our competitors. In addition, management believes that the use of adjusted tax expense and adjusted effective tax rate provides additional transparency into the tax effects of our core operations, and is useful to management and investors for historical comparisons and forecasting. These non-GAAP financial measures reflect management's belief that the excluded items are not indicative of our core operations.

Non-GAAP financial measures do not have any standardized meaning prescribed by GAAP and therefore may not be directly comparable to similar measures presented by other companies. Non-GAAP financial measures are not measures of performance under GAAP and should not be considered in isolation or as a substitute for any GAAP financial measure. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the following slides.

We do not provide reconciliations for our forward-looking non-GAAP financial measures, as we are unable to reasonably estimate the items that we exclude from GAAP to calculate comparable non-GAAP measures without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or financial impacts of various events that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact the most directly comparable forward-looking GAAP financial measure. For these same reasons, we are unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Our non-GAAP financial measures are calculated by making the following adjustments (as applicable) to our GAAP financial measures:

*Employee SBC expense*, which represents the estimated fair value of stock options, restricted share units and performance share units granted to employees, is excluded because grant activities vary significantly from quarter-to-quarter in both quantity and fair value. We believe excluding this expense allows us to compare core operating results with those of our competitors, who also generally exclude employee SBC expense in assessing operating performance, and may have different granting patterns, equity awards and valuation assumptions.

*Total return swap fair value adjustments (TRS FVAs)* represent mark-to-market adjustments to our TRS Agreement, as the TRS Agreement is re-measured at fair value at each quarter end. We exclude the impact of these non-cash fair value adjustments (which reflect fluctuations in the market price of our common shares recorded in cost of sales, selling, general and administrative expenses (SG&A), or Miscellaneous Expenses (Income)) from period to period as such fluctuations do not represent our ongoing operating performance. In addition, we believe that excluding these non-cash adjustments permits a helpful comparison of our core operating results to our competitors. In accordance with GAAP, TRS FVAs prior to 2024 were recorded in Miscellaneous Expense (Income). Commencing in 2024, the TRS Agreement was treated as an economic hedge with the TRS FVAs recorded in cost of sales and SG&A.

*Transitional hedge reclassifications and adjustments related to foreign currency forward exchange contracts (FCC Transitional ADJ) and interest rate swaps (IRS Transitional ADJ)* were both specifically driven by our transition from International Financial Reporting Standards (IFRS) to GAAP. For the purpose of determining our non-GAAP measures, FCC Transitional ADJ were made to cost of sales and SG&A and IRS Transitional ADJ are made to finance costs. Our foreign currency forward exchange contracts and interest rate swaps that we entered prior to 2024 were accounted for as either cash flow hedges (qualified for hedge accounting) or economic hedges under IFRS. However, those contracts were not accounted for as such under GAAP until January 1, 2024, resulting in FCC Transitional ADJ and IRS Transitional ADJ. Had we been able to designate those foreign currency forward exchange contracts and interest rate swaps under GAAP from their inception, they would have qualified as cash flow or economic hedges under GAAP, and no FCC Transitional ADJ or IRS Transitional ADJ would have been required under GAAP. FCC Transitional ADJ and IRS transitional ADJ do not reflect the on-going operational impacts of our hedging activities and are excluded in assessing operating performance.

*Amortization of intangible assets (excluding computer software)* consists of non-cash charges for intangible assets that are impacted by the timing and magnitude of acquired businesses. Amortization of intangible assets varies among our competitors, and we believe that excluding these charges permits a helpful comparison of core operating results to our competitors who also generally exclude amortization charges in assessing operating performance.

# Non-GAAP Financial Measures

*Restructuring and Other Charges (Recoveries)* consist of, when applicable: Restructuring Charges (Recoveries) (defined below); Transition Costs (Recoveries) (defined below); consulting, transaction and integration costs related to potential and completed acquisitions; where applicable, certain fair value adjustments of contingent consideration in connection with acquisitions; where applicable, legal settlements (recoveries); in 2023, costs associated with the conversion and underwritten public sale of our shares by Onex Corporation, our then-controlling shareholder, and where applicable, related costs pertaining to our transition to a U.S. domestic filer. We exclude these charges and recoveries because we believe that they are not directly related to ongoing operating results and do not reflect our expected future operating expenses after completion of the relevant actions. Our competitors may record similar items at different times, and we believe these exclusions permit a helpful comparison of our core operating results with those of our competitors who also generally exclude these items in assessing operating performance.

*Restructuring Charges (Recoveries)*, consist of costs or recoveries relating to: employee severance, site closings and consolidations, accelerated depreciation of owned and leased property and equipment which are no longer used and are held for sale, and reductions in infrastructure.

*Transition Costs (Recoveries)* consist of costs and recoveries in connection with: (i) the transfer of manufacturing lines from closed sites to other sites within our global network; (ii) the sale of real properties unrelated to restructuring actions; and (iii) where applicable, specified charges or recoveries related to the sublet of a 10-year building lease in Toronto that we previously anticipated to be our corporate headquarters. Transition Costs consist of direct relocation and duplicate costs (such as rent expense, utility costs, depreciation charges, and personnel costs) incurred during the transition periods, as well as cease-use and other costs incurred in connection with idle or vacated portions of the relevant premises that we would not have incurred but for these relocations, transfers and dispositions. We believe that excluding Transition Costs and Recoveries permits a helpful comparison of our core operating results from period-to-period, as they do not reflect our ongoing operations once these specified events are complete.

*Miscellaneous Expense (Income)* consists primarily of: (i) certain net periodic benefit costs (gains) related to our pension and post-employment benefit plans consisting of interest costs, expected returns on plan balances, and amortization of actuarial gains or losses; (ii) where applicable, gains on insurance claims settlement; and (iii) where applicable, gains or losses related to our TRS Agreement and foreign currency forward exchange contracts and interest rate swaps that we entered into prior to 2024. Those derivative instruments were accounted for as either cash flow hedges (qualifying for hedge accounting) or economic hedges under IFRS. However, those contracts were not accounted for as such under GAAP until January 1, 2024. Certain gains and losses related to those contracts were recorded in Miscellaneous Expense (Income). See FCC Transitional ADJ, IRS Transitional ADJ and TRS FVAs above. We exclude such items because we believe they are not directly related to our ongoing operating results.

Tax effects of the non-core items, which include our non-GAAP adjustments above, are excluded from GAAP tax expense to calculate adjusted tax expense (non-GAAP), as we do not believe these costs or recoveries reflect our core operating performance and vary significantly among our competitors who also generally exclude such items in assessing operating performance.

Our non-GAAP financial measures include the following:

*Adjusted operating earnings (Adjusted EBIAT)* is defined as GAAP earnings from operations excluding the impact of Employee SBC expense, TRS FVAs, FCC Transitional ADJ, Amortization of intangible assets (excluding computer software), and Restructuring and Other Charges (Recoveries). Adjusted operating margin is adjusted operating earnings as a percentage of GAAP revenue. Management uses adjusted operating earnings (adjusted EBIAT) as a measure to assess performance related to our core operations.

*Adjusted net earnings* is defined as GAAP net earnings excluding the impact of Employee SBC expense, TRS FVAs, FCC Transitional ADJ, Amortization of intangible assets (excluding computer software), Restructuring and Other Charges (Recoveries), IRS Transitional ADJ, Miscellaneous Expense (Income) and adjustment for taxes. Adjusted EPS is calculated by dividing adjusted net earnings by the number of diluted weighted average shares outstanding. Management uses adjusted net earnings as a measure to assess performance related to our core operations.

*Free cash flow* is defined as cash provided by (used in) operations less the purchase of property, plant and equipment (net of proceeds from the sale of certain surplus assets, when applicable). Free cash flow does not represent residual cash flow available to Celestica for discretionary expenditures. Management uses free cash flow as a measure, in addition to GAAP cash provided by (used in) operations, to assess our operational cash flow performance. We believe free cash flow provides another level of transparency to our ability to generate cash from normal business operations.

*Adjusted ROIC* is calculated by dividing annualized adjusted EBIAT by average net invested capital for the period. Net invested capital (calculated in the tables in the following slides) is derived from GAAP financial measures, and is defined as total assets less: cash, right-of-use (ROU) assets (operating and finance leases), accounts payable, accrued and other current liabilities and provisions (excluding finance and operating lease liabilities) and income taxes payable. Management uses adjusted ROIC as a measure to assess the effectiveness of the invested capital we employ to build products or provide services to our customers, by quantifying how well we generate earnings relative to the capital we have invested in our business.

# GAAP to Non-GAAP Reconciliations

Celestica™

(In millions of U.S. dollars, except percentages and per share amounts)

| | | FY 2025 | FY 2024 | FY 2023 |
|---|---|---|---|---|
| GAAP | **Revenue** | $ 12,390.9 | $ 9,646.0 | $ 7,961.0 |
| | **Net earnings** | 832.5 | 428.0 | 244.4 |
| | **Earnings per share - diluted** | $ 7.16 | $ 3.61 | $ 2.03 |
| | W.A. # of shares (in millions), on a basic basis | 115.3 | 118.1 | 120.1 |
| | W.A. # of shares (in millions), on a diluted basis | 116.2 | 118.7 | 120.3 |
| | Actual # of shares o/s (in millions) as of period end | 114.9 | 116.1 | 119.0 |
| Non-GAAP operating earnings (adjusted EBIAT) | GAAP Earnings from operations | $ 1,040.7 | $ 599.3 | $ 338.3 |
| | As a percentage of revenue | 8.4% | 6.2% | 4.2% |
| | Restructuring and other charges (recoveries) | 29.7 | 19.4 | 12.1 |
| | Employee SBC expense | 69.8 | 57.4 | 55.6 |
| | TRS FVAs | (253.0) | (91.0) | - |
| | FCC Transitional ADJ | - | (1.3) | (1.2) |
| | Amortization of intangible assets (excluding computer software) | 39.8 | 38.8 | 36.8 |
| | **Non-GAAP adjusted EBIAT** | $ 927.0 | $ 622.6 | $ 441.6 |
| | Non-GAAP adjusted operating margin | 7.5% | 6.5% | 5.5% |
| Non-GAAP adjusted net earnings and non-GAAP adjusted EPS | GAAP Net earnings | $ 832.5 | $ 428.0 | $ 244.4 |
| | As a percentage of revenue | 6.7% | 4.4% | 3.1% |
| | Employee SBC expense | 69.8 | 57.4 | 55.6 |
| | Amortization of intangible assets (excluding computer software) | 39.8 | 38.8 | 36.8 |
| | Restructuring and other charges (recoveries) | 29.7 | 19.4 | 12.1 |
| | IRS Transitional ADJ | - | - | 9.0 |
| | Miscellaneous expense (income) | 4.9 | 15.0 | (46.6) |
| | TRS FVAs | (253.0) | (91.0) | - |
| | FCC Transitional ADJ | - | (1.3) | (1.2) |
| | Adjustments for taxes | (20.5) | (5.5) | (14.3) |
| | **Non-GAAP adjusted net earnings** | $ 703.2 | $ 460.8 | $ 295.8 |
| | As a percentage of revenue | 5.7% | 4.8% | 3.7% |
| | **Non-GAAP adjusted earnings per share - diluted** | $ 6.05 | $ 3.88 | $ 2.46 |

Note: See "Note Regarding Non-GAAP Financial Measures" on slide 2.
1. Excluding ordinary course letters of credit.

# GAAP to Non-GAAP Reconciliations

Celestica

(In millions of U.S. dollars, except percentages)

| | | Q1 2026 | Q2 2026 | Q3 2026 | YTD 2026 | FY 2025 | FY 2024 | FY 2023 |
|---|---|---|---|---|---|---|---|---|
| Non-GAAP adjusted ROIC | GAAP Earnings from operations | $ 272.1 | $ 458.3 | $ 460.0 | $ 1,190.4 | $ 1,040.7 | $ 599.3 | $ 338.3 |
| | Multiplier to annualize earnings | 4 | 4 | 4 | 1.333 | 1 | 1 | 1 |
| | Annualized GAAP earnings from operations | $ 1,088.4 | $ 1,833.2 | $ 1,840.0 | $ 1,586.8 | $ 1,040.7 | $ 599.3 | $ 338.3 |
| | Average Net Invested Capital for the period | $ 2,611.4 | $ 2,786.6 | $ 3,066.6 | $ 2,839.0 | $ 2,498.7 | $ 2,292.4 | $ 2,132.5 |
| | GAAP ROIC % | 41.7% | 65.8% | 60.0% | 55.9% | 41.6% | 26.1% | 15.9% |
| | Non-GAAP adjusted EBIAT | $ 325.2 | $ 386.3 | $ 496.1 | $ 1,207.6 | $ 927.0 | $ 622.6 | $ 441.6 |
| | Multiplier to annualize earnings | 4 | 4 | 4 | 1.333 | 1 | 1 | 1 |
| | Annualized non-GAAP adjusted EBIAT | $ 1,300.8 | $ 1,545.2 | $ 1,984.4 | $ 1,609.7 | $ 927.0 | $ 622.6 | $ 441.6 |
| | Average Net Invested Capital for the period | $ 2,611.4 | $ 2,786.6 | $ 3,066.6 | $ 2,839.0 | $ 2,498.7 | $ 2,292.4 | $ 2,132.5 |
| | **Non-GAAP adjusted ROIC %** | 49.8% | 55.5% | 64.7% | 56.7% | 37.1% | 27.2% | 20.7% |
| | Net invested capital consists of: | | | | | | | |
| | Total assets | $ 8,260.0 | $ 9,787.6 | $ 15,138.5 | $ 15,138.5 | $ 7,213.1 | $ 5,988.2 | $ 5,890.5 |
| | Less: cash | (378.0) | (535.7) | (3,961.3) | (3,961.3) | (595.6) | (423.3) | (370.4) |
| | Less: ROU assets (operating and finance leases) | (199.9) | (218.5) | (274.5) | (274.5) | (173.1) | (180.8) | (170.0) |
| | Less: accounts payable, accrued and other liabilities and provisions (excluding finance and operating lease liabilities) and income taxes payable | (5,021.7) | (6,120.7) | (7,682.3) | (7,682.3) | (3,882.0) | (2,969.2) | (3,168.4) |
| | Net invested capital at period end | $ 2,660.4 | $ 2,912.7 | $ 3,220.4 | $ 3,220.4 | $ 2,562.4 | $ 2,414.9 | $ 2,181.7 |

Note: See "Note Regarding Non-GAAP Financial Measures" on slide 2.

# GAAP to Non-GAAP Reconciliations

Celestica™

The following table sets forth a reconciliation of our non-GAAP adjusted effective tax rate to our GAAP effective tax rate for the periods indicated. Adjusted tax expense is determined by excluding the tax effects of the non-core items, including our non-GAAP adjustments (as described on slides 60 and 61), from our GAAP tax expense.

| (In millions of U.S. dollars, except percentages) | FY 2025 | FY 2024 | FY2023 |
|---|---|---|---|
| GAAP tax expense | $ 150.7 | $ 104.2 | $ 61.6 |
| Earnings from operations | 1,040.7 | 599.3 | 338.3 |
| Finance costs | (56.8) | (57.0) | (80.3) |
| Interest income | 4.2 | 4.9 | 1.4 |
| Miscellaneous Income (Expense) | (4.9) | (15.0) | 46.6 |
| | $ 983.2 | $ 532.2 | $ 306.0 |
| **GAAP effective tax rate[1]** | 15% | 20% | 20% |
| Adjusted tax expense (non-GAAP) | $ 171.2 | $ 109.7 | $ 75.9 |
| Adjusted operating earnings (non-GAAP) | 927.0 | 622.6 | 441.6 |
| Finance costs | (56.8) | (57.0) | (80.3) |
| Interest income | 4.2 | 4.9 | 1.4 |
| IRS Transitional ADJ | - | - | 9.0 |
| | $ 874.4 | $ 570.5 | $ 371.7 |
| **Adjusted effective tax rate (non-GAAP)[2]** | 20% | 19% | 20% |

Note: See "Note Regarding Non-GAAP Financial Measures" on slide 2.

1. Our GAAP effective tax rate is calculated as (i) GAAP tax expense divided by (ii) earnings from operations minus finance costs, net of interest income, and Miscellaneous Expense (Income).
2. Our adjusted effective tax rate (non-GAAP) is calculated as (i) adjusted tax expense (non-GAAP) divided by (ii) adjusted operating earnings (non-GAAP) minus finance costs, net of interest income and IRS Transitional ADJ.

Celestica™



# 2026 INVESTOR & ANALYST DAY

October 27, 2026